Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Post-Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 33-34566) pertaining to the Envirosource, Inc. Savings Plan and in the related Prospectus of our report dated May 19, 1999, with respect to the financial statements of the Envirosource, Inc. Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.


Philadelphia, Pennsylvania                                /s/  Ernst & Young LLP
June 20, 2000

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